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                                                                    EXHIBIT 10.1

                           MERCANTILE BANK CORPORATION

                         2004 EMPLOYEE STOCK OPTION PLAN

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                      As adopted by the Board of Directors
                              on February 12, 2004

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ARTICLE I - PURPOSE

         The purpose of the 2004 Employee Stock Option Plan (the "Plan") of Mercantile Bank Corporation (the "Company") is to enable officers and other employees of the Company or any Subsidiary to participate in the Company's future growth and profitability by offering them long-term performance-based incentive compensation. The Plan also provides a means through which the Company and its Subsidiaries can attract and retain key employees.

ARTICLE II - DEFINITIONS

         2.1 The following terms have the meaning described below when used in the Plan:

         (a) "Board of Directors" shall mean the board of directors of the Company.

         (b) "Code" shall mean the Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time.

         (c) "Common Stock" shall mean the Common Stock of the Company.

         (d) "Company" shall mean Mercantile Bank Corporation.

         (e) "Fair Market Value" on a particular date shall mean the average of the highest and lowest sales prices of shares of the Common Stock reported on The Nasdaq Stock Market (or any successor exchange or system that is the primary exchange or system for trading of the Common Stock) on such date, or if The Nasdaq Stock Market (or any such successor) is closed on that date, the last preceding date on which The Nasdaq Stock Market (or any such successor) was open for trading and on which shares of the Common Stock were traded. For purposes of determining Fair Market Value, if there is only one sale of the Common Stock reported on the applicable date, the sales price for such sale shall be used instead, as though it were the average of the highest and lowest sales prices. If for any reason it is not practical for the Fair Market Value to be determined as provided for above in this paragraph, Fair Market Value shall be determined by any fair and reasonable means prescribed by the Board of Directors.


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         (f) "Incentive Stock Option" shall mean a stock option granted under
Article VI that is intended to meet the requirements of Section 422 of the Code.

         (g) "Non-Qualified Stock Option" shall mean a stock option granted under Article VI that is not intended to be an Incentive Stock Option.

         (h) "Option" shall mean an Incentive Stock Option or Non-Qualified Stock Option.

         (i) "Participant" shall mean an eligible employee who has been granted an Option.

         (j) "Subsidiary" shall mean with respect to an Incentive Stock Option any "subsidiary corporation" (as such term is defined in Section 424(f) of the Code or in any successor provision thereto), and as to a Nonqualified Stock Option, Subsidiary shall mean any "subsidiary corporation", as described above, or any other entity in which the Company, either directly or indirectly, owns a majority voting interest.

ARTICLE III - ADMINISTRATION

         3.1 (a) Stock Option Plan Administration. The Board of Directors of the Company shall administer the Plan. The Board of Directors shall have full power and authority to grant to eligible employees (as determined by the Board of Directors) Options under Article VI of the Plan, to interpret the provisions of the Plan and any agreements relating to Options granted under the Plan, and to administer the Plan. In making determinations of eligibility for the Plan, the Board of Directors may consider the position and responsibilities of the employee, the nature and value of his or her services and accomplishments, the present and potential contribution of the employee to the success of the Company, and such other factors as the Board of Directors may deem relevant.

         (b) Decisions of Board of Directors. All decisions made by the Board of Directors pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, its shareholders and employees, and beneficiaries of employees.

ARTICLE IV - SHARES SUBJECT TO THE PLAN

         4.1 (a) Number of Shares. Subject to adjustment as provided for in
Section 4.1(b), the maximum number of shares of Common Stock with respect to which Options may be granted shall be 250,000 shares of Common Stock. Shares of Common Stock shall be made available from the authorized but unissued shares of the Company (including shares reacquired by the Company). If an Option granted under the Plan shall expire or terminate for any reason, the shares subject to, but not delivered, under such Option shall be available for other Options to be issued under the Plan.

         (b) Adjustments. All as may be deemed appropriate by the Board of Directors, the aggregate number of shares of Common Stock which may be issued under the Plan, the number of shares covered by each outstanding Option, and the price per share in each Option, may be proportionately adjusted for any increase or decrease in the number of issued shares of Common


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Stock of the Company resulting from a subdivision or consolidation of shares or any other capital adjustment, a stock split, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt of consideration by the Company.

ARTICLE V - ELIGIBILITY

         5.1 The persons eligible to participate in the Plan and receive Options under the Plan are officers and other employees of the Company and its Subsidiaries, including directors who are full time employees, as determined by the Board of Directors.

ARTICLE VI - STOCK OPTIONS

         6.1 Grant of Options. Subject to the limitations of the Plan, the Board of Directors, after such consultation with and consideration of the recommendations of management as the Board of Directors considers desirable, shall select from eligible employees Participants to be granted Options and determine the time when each Option shall be granted and the number of shares subject to each Option. Options may be either Incentive Stock Options or Non-Qualified Stock Options. More than one Option may be granted to the same person. The Board of Directors may not grant a Participant Incentive Stock Options which in the aggregate are first exercisable during any one calendar year with respect to Common Stock the aggregate Fair Market Value of which (determined as of the time of grant) exceeds $100,000.

         6.2 Option Agreements. Each Option under the Plan shall be evidenced by an option agreement that shall be signed by an officer of the Company and the Participant and shall contain such provisions as may be approved by the Board of Directors. Any such option agreement may be amended from time to time as approved by the Board of Directors and the Participant, provided that the terms of such option agreement after being amended conform to the terms of the Plan.

         6.3 Option Price. The price at which shares of Common Stock may be purchased upon exercise of an Option shall be not less than one hundred percent (100%) of the Fair Market Value of such shares on the date such Option is granted.

         6.4 Exercise of Options.

         (a) The period during which each Option may be exercised shall be fixed by the Board of Directors at the time such Option is granted, but such period in no event shall expire later than ten (10) years from the date the Option is granted.

         (b) Subject to the terms and conditions of the option agreement and unless canceled prior to exercise, each Option shall be exercisable in whole or in part in installments at such time or times as the Board of Directors may prescribe and specify in the applicable option agreement.

         (c) No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Company. Such payment shall be made in cash or through the delivery of shares of Common Stock of the Company owned by the


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Participant for more than six (6) months with a value equal to the total option price or a combination of cash and such shares. Any shares so delivered shall be valued at their Fair Market Value on the exercise date. No Participant shall be deemed to be a holder of any shares subject to any Option prior to the issuance of such shares upon exercise of such Option.

         6.5 Ten-Percent Shareholder Rule. If a Participant owns more than ten percent (10%) of the total combined voting power of all classes of the Company or of any Subsidiary's stock at the time an Incentive Stock Option is granted to such Participant, the option price to such Participant shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of the Common Stock on the date of grant, and such Incentive Stock Option by its terms shall not be exercisable after the expiration of five (5) years from the date of grant.

         6.6 Non-Transferability of Options. No Option or any rights with respect thereto shall be subject to any debts or liabilities of a Participant, nor be assignable or transferable except by Will or the laws of descent and distribution, nor be exercisable during the Participant's lifetime other than by the Participant, nor shall Common Stock be issued to or in the name of one other than the Participant; provided, however, that an Option may after the death or disability of a Participant be exercised pursuant to Section 6.7; and provided further that any Common Stock issued to a Participant hereunder may at the request of the Participant, and with the consent of the Company, be issued in the names of the Participant and one other person, as joint tenants with right of survivorship and not as tenants in common, or in the name of a trust for the benefit of the Participant or for the benefit of the Participant and others.

         6.7 Termination of Employment; Death and Disability. Subject to the condition that no Option may be exercised in whole or in part after the expiration of the option period specified in the applicable option agreement:

         (a) Except as hereinafter provided, an Option may be exercised by the Participant only while such Participant is in the employ of the Company or a Subsidiary. In the event that the employment of a Participant to whom an Option has been granted under the Plan shall terminate (except as set forth below) such Option may be exercised, to the extent that the Option was exercisable on the date of termination of employment, only until the earlier of three (3) months after such termination or the original expiration date of the Option; provided, however, that if termination of employment results from death or total and permanent disability, such three (3) month period shall be extended to twelve
(12) months.

         (b) In the event of the permanent disability of a Participant as determined by the Board of Directors, an Option which is otherwise exercisable may be exercised by the Participant's legal representative or guardian. In the event of the death of the Participant, an Option which is otherwise exercisable may be exercised by the person or persons whom the Participant shall have designated in writing on forms prescribed by and filed with the Board of Directors ("Beneficiaries"), or, if no such designation has been made, by the person or persons to whom the Participant's rights shall have passed by Will or the laws of descent and distribution ("Successors"). The Board of Directors may require an indemnity and/or such evidence or other assurances as the Board of Directors in its sole and absolute discretion may deem necessary in connection with an exercise by a legal representative, guardian, Beneficiary or Successor.


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ARTICLE VII - GENERAL PROVISIONS

         7.1 Change in Control.

         (a) In the case of a Change in Control (as defined below) of the Company, unless the Board of Directors determines otherwise, each Option then outstanding shall become exercisable in full immediately prior to such Change in Control.

         (b) Any determination by the Board of Directors made pursuant to subsection (a) above may be made as to all outstanding Options or only as to certain Options specified by the Board of Directors and any such determinations shall be made in cases covered by subparagraphs 7.1(c)(i) and (ii) below prior to or as soon as practicable after the occurrence of such event and in the cases covered by subparagraphs 7. 1 (c) (iii) or (iv) prior to the occurrence of such event.

         (c) A Change in Control shall occur if:

                  (i) Any "person" or "group of persons" as such terms are defined in Section 13(d) and 14(c) of the Securities Exchange Act of 1934 (the "Exchange Act") directly or indirectly purchases or otherwise becomes the "beneficial owner" (as defined in the Exchange Act) or has the right to acquire such beneficial ownership (whether or not such right is exercised immediately, with the passage of time or subject to any condition) of voting securities representing forty percent (40%) or more of the combined voting power of all outstanding voting securities of the Company,

                  (ii) During any period of two consecutive calendar years the individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least the majority of the members thereof unless (1) there are five or more directors then still in office who were directors at the beginning of the period and (2) the election or the nomination for election by the Company's shareholders of each new director was approved by at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period,

                  (iii) The shareholders of the Company shall approve an agreement to merge or consolidate the Company with or into another corporation as a result of which less than fifty percent (50%) of the outstanding voting securities of the surviving or resulting entity are or are to be owned by the former shareholders of the Company (excluding from former shareholders a shareholder who is or as a result of the transaction in question, becomes an affiliate as defined in Rule 12b-2 under the Exchange Act of any party to such consolidation or merger), or

                  (iv) The shareholders of the Company shall approve the sale of all or substantially all of the Company's business and/or assets to a person or entity that is not a wholly-owned subsidiary of the Company.

         7.2 No Right of Continued Employment. Neither the establishment of the Plan, the granting of Options or any action of the Company or of the Board of Directors shall be held or

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construed to confer upon any person any legal right to be continued in the employ of the Company or its Subsidiaries, each of which expressly reserves the right to discharge any employee whenever the interest of any such company in its sole discretion may so require without liability to such company or the Board of Directors, except as to any rights that may be expressly conferred upon such employee under the Plan.

         7.3 No Segregation of Cash or Shares. The Company shall not be required to segregate any shares of Common Stock that may at any time be represented by Options, and the Plan shall constitute an "unfunded" plan of the Company. No employee shall have rights with respect to shares of Common Stock prior to the delivery of such shares. The Company shall not, by any provisions of the Plan, be deemed to be a trustee of any Common Stock or any other property and the liabilities of the Company to any employee pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and the rights of any employee, former employee or beneficiary under the Plan shall be limited to those of a general creditor of the Company.

         7.4 Delivery of Shares. No shares shall be delivered pursuant to any exercise of an Option under the Plan unless the requirements of such laws and regulations as may be deemed by the Board of Directors to be applicable thereto are satisfied. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Board of Directors may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or quotation system upon which the Common Stock is then listed, and any applicable Federal or state securities law, and the Board of Directors may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         7.5 Governing Law. The Plan and all determinations made and action taken pursuant thereto shall be governed by the laws of the State of Michigan and construed in accordance therewith.

         7.6 Payments and Tax Withholding. The delivery of any shares of Common Stock under the Plan shall be for the account of the Company and any such delivery or distribution shall not be made until the recipient shall have made satisfactory arrangements for the payment of any applicable withholding taxes.


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ARTICLE VIII - AMENDMENT AND TERMINATION

         8.1 Amendment or Termination. The Board of Directors may amend or terminate the Plan provided, however, that no such amendment or termination shall adversely affect any Option then in effect unless the prior approval of the Participant so affected is obtained. No Option may be granted under the Plan after December 31, 2013.


ARTICLE IX - EFFECTIVENESS OF PLAN

         9.1 The Plan was adopted by the Board of Directors on February 12, 2004 subject to the approval of the shareholders of the Company.


ARTICLE X - SEVERABILITY

         10.1 If any provision of the Plan, or any term or condition of any Option granted under the Plan, is invalid, such provision, term, condition or application shall to that extent be void (or, in the discretion of the Board of Directors, such provision, term or condition may be amended so as to avoid such invalidity or failure), and shall not affect other provisions, terms or conditions or applications thereof, and to this extent such provisions, terms and conditions are severable.


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